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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                        THE SECURITIES EXCHANGE ACT 1934

                         DATE OF REPORT: AUGUST 28, 2003





                             INTELLI-CHECK(R), INC.
             (Exact name of registrant as specified in its charter)

     DELAWARE                                                   11-3234779
(State or other jurisdiction of (Commission File Number)  (I.R.S. Employer
incorporation or organization)                             Identification No.)


                             246 CROSSWAYS PARK WEST
                            WOODBURY, NEW YORK 11797
                                 (516) 992-1900

    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Exhibit 99.1 Press Release dated August 27, 2003 - Northrop Grumman and Intelli-Check Collaborate on Department of Defense Initiative



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      INTELLI-CHECK, INC.

                                      By: /s/ Frank Mandelbaum
                                          ----------------------------
                                          Frank Mandelbaum, Chairman of
                                          the Board and Chief Executive Officer


                                      By: /s/ Edwin Winiarz
                                         ---------------------------
                                         Edwin Winiarz, Senior Executive Vice
                                         President, Treasurer, Chief Financial
                                         Officer


Dated: August 28, 2003


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